Exhibit 99.3

BANK ONE ISSUANCE TRUST

ONEseries Monthly Noteholders’ Statement

Monthly Period: April 2003

The undersigned, a duly authorized representative of Bank One, Delaware, National Association (formerly First USA Bank, National Association) (the “Bank”), as Servicer pursuant to the Transfer and Servicing Agreement, dated as of May 1, 2002 (the “Transfer and Servicing Agreement”), among the Bank, as Transferor, Servicer and Administrator, Bank One Issuance Trust, as Issuer, and Wells Fargo Bank Minnesota, National Association, as Indenture Trustee and Collateral Agent, does hereby certify as follows:

A.    Information Regarding the Current Distribution to Noteholders

1.	The total amount of the distribution to Noteholders on the Payment Date per $1,000 Initial Outstanding Dollar Principal Amount

Tranche	Amount
Class A (2002-1)	1.18333
Class A (2002-2)	3.46667
Class A (2002-3)	2.99167
Class A (2002-4)	2.45000
Class A (2002-5)	1.19167
Class A (2002-6)	1.25000
Class A (2003-1)	1.19167
Class A (2003-2)	1.13333
Class A (2003-3)	1.14490

Class B (2002-1)	1.40833
Class B (2002-2)	1.37500
Class B (2002-3)	1.39167
Class B (2003-1)	1.40000

Class C (2002-1)	1.89167
Class C (2002-2)	1.91667
Class C (2002-3)	3.13333
Class C (2003-1)	3.78333

2.     The amount of the distribution set forth in item 1 in respect of interest on the Notes, per $1,000 Initial Outstanding Dollar Principal Amount

Tranche	Amount
Class A (2002-1)	1.18333
Class A (2002-2)	3.46667
Class A (2002-3)	2.99167
Class A (2002-4)	2.45000
Class A (2002-5)	1.19167
Class A (2002-6)	1.25000
Class A (2003-1)	1.19167
Class A (2003-2)	1.13333
Class A (2003-3)	1.14490

Class B (2002-1)	1.40833
Class B (2002-2)	1.37500
Class B (2002-3)	1.39167
Class B (2003-1)	1.40000

Class C (2002-1)	1.89167
Class C (2002-2)	1.91667
Class C (2002-3)	3.13333
Class C (2003-1)	3.78333

3.     The amount of the distribution set forth in item 1 in respect of principal on the Notes, per $1,000 Initial Outstanding Dollar Principal Amount

Tranche	Amount
Class A (2002-1)	0.00000
Class A (2002-2)	0.00000
Class A (2002-3)	0.00000
Class A (2002-4)	0.00000
Class A (2002-5)	0.00000
Class A (2002-6)	0.00000
Class A (2003-1)	0.00000
Class A (2003-2)	0.00000
Class A (2003-3)	0.00000

Class B (2002-1)	0.00000
Class B (2002-2)	0.00000
Class B (2002-3)	0.00000
Class B (2003-1)	0.00000

Class C (2002-1)	0.00000
Class C (2002-2)	0.00000
Class C (2002-3)	0.00000
Class C (2003-1)	0.00000

B.  Information regarding the tranches of Notes of the ONEseries

1.  Outstanding Dollar Principal Amount and Nominal Liquidation Amount of Tranches of Notes of the ONEseries for the related Monthly Period

Tranche	Initial Outstanding Dollar Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount	Nominal Liquidation Amount

Class A (2002-1)	1,000,000,000.00	1,000,000,000.00	1,000,000,000.00	1,000,000,000.00
Class A (2002-2)	1,250,000,000.00	1,250,000,000.00	1,250,000,000.00	1,250,000,000.00
Class A (2002-3)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2002-4)	750,000,000.00	750,000,000.00	750,000,000.00	750,000,000.00
Class A (2002-5)	850,000,000.00	850,000,000.00	850,000,000.00	850,000,000.00
Class A (2002-6)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class A (2003-1)	1,000,000,000.00	1,000,000,000.00	1,000,000,000.00	1,000,000,000.00
Class A (2003-2)	1,500,000,000.00	1,500,000,000.00	1,500,000,000.00	1,500,000,000.00
Class A (2003-3)	1,250,000,000.00	1,250,000,000.00	1,250,000,000.00	1,250,000,000.00

Total Class A	8,600,000,000.00	8,600,000,000.00	8,600,000,000.00	8,600,000,000.00

Class B (2002-1)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class B (2002-2)	275,000,000.00	275,000,000.00	275,000,000.00	275,000,000.00
Class B (2002-3)	500,000,000.00	500,000,000.00	500,000,000.00	500,000,000.00
Class B (2003-1)	200,000,000.00	200,000,000.00	200,000,000.00	200,000,000.00

Total Class B	1,225,000,000.00	1,225,000,000.00	1,225,000,000.00	1,225,000,000.00

Class C (2002-1)	250,000,000.00	250,000,000.00	250,000,000.00	250,000,000.00
Class C (2002-2)	225,000,000.00	225,000,000.00	225,000,000.00	225,000,000.00
Class C (2002-3)	175,000,000.00	175,000,000.00	175,000,000.00	175,000,000.00
Class C (2003-1)	200,000,000.00	200,000,000.00	200,000,000.00	200,000,000.00

Total Class C	850,000,000.00	850,000,000.00	850,000,000.00	850,000,000.00

Total	10,675,000,000.00	10,675,000,000.00	10,675,000,000.00	10,675,000,000.00

2.  Nominal Liquidation Amount of Notes of the ONEseries

Tranche	Beginning Nominal Liquidation Amount	Increases from accretion of Principal for Discount Notes	Increases from amounts withdrawn from the Principal Funding Subaccounts in respect of Prefunding Excess Amounts	Reimbursements of prior Nominal Liquidation Amount Deficits from Available Finance Charge Collections	Reductions due to reallocations of Available Principal Collections and Investor Charge-Offs	Reductions due to amounts deposited to the Principal Funding Subaccounts	Ending Nominal Liquidation Amount

Class A (2002-1)	1,000,000,000.00	0.00	0.00	0.00	0.00	0.00	1,000,000,000.00
Class A (2002-2)	1,250,000,000.00	0.00	0.00	0.00	0.00	0.00	1,250,000,000.00
Class A (2002-3)	500,000,000.00	0.00	0.00	0.00	0.00	0.00	500,000,000.00
Class A (2002-4)	750,000,000.00	0.00	0.00	0.00	0.00	0.00	750,000,000.00
Class A (2002-5)	850,000,000.00	0.00	0.00	0.00	0.00	0.00	850,000,000.00
Class A (2002-6)	500,000,000.00	0.00	0.00	0.00	0.00	0.00	500,000,000.00
Class A (2003-1)	1,000,000,000.00	0.00	0.00	0.00	0.00	0.00	1,000,000,000.00
Class A (2003-2)	1,500,000,000.00	0.00	0.00	0.00	0.00	0.00	1,500,000,000.00
Class A (2003-3)	1,250,000,000.00	0.00	0.00	0.00	0.00	0.00	1,250,000,000.00

Total Class A	8,600,000,000.00	0.00	0.00	0.00	0.00	0.00	8,600,000,000.00

Class B (2002-1)	250,000,000.00	0.00	0.00	0.00	0.00	0.00	250,000,000.00
Class B (2002-2)	275,000,000.00	0.00	0.00	0.00	0.00	0.00	275,000,000.00
Class B (2002-3)	500,000,000.00	0.00	0.00	0.00	0.00	0.00	500,000,000.00
Class B (2003-1)	200,000,000.00	0.00	0.00	0.00	0.00	0.00	200,000,000.00

Total Class B	1,225,000,000.00	0.00	0.00	0.00	0.00	0.00	1,225,000,000.00

Class C (2002-1)	250,000,000.00	0.00	0.00	0.00	0.00	0.00	250,000,000.00
Class C (2002-2)	225,000,000.00	0.00	0.00	0.00	0.00	0.00	225,000,000.00
Class C (2002-3)	175,000,000.00	0.00	0.00	0.00	0.00	0.00	175,000,000.00
Class C (2003-1)	200,000,000.00	0.00	0.00	0.00	0.00	0.00	200,000,000.00

Total Class C	850,000,000.00	0.00	0.00	0.00	0.00	0.00	850,000,000.00

Total	10,675,000,000.00	0.00	0.00	0.00	0.00	0.00	10,675,000,000.00

3.  ONEseries Interest Funding Account Subaccounts

Tranche	Beginning Interest Funding Subaccount Balance	Targeted deposit to the Interest Funding Subaccount with respect to the current period	Previous shortfalls of targeted deposits to the Interest Funding Subaccount	Actual deposit to the Interest Funding Subaccount	Amount withdrawn from the Interest Funding Subaccount for payment to Noteholders	Other Withdrawals	Ending Interest Funding Subaccount Balance

Class A (2002-1)	0.00	1,183,333.33	0.00	1,183,333.33	(1,183,333.33)	0.00	0.00
Class A (2002-2)	0.00	4,333,333.33	0.00	4,333,333.33	(4,333,333.33)	0.00	0.00
Class A (2002-3)	0.00	1,495,833.33	0.00	1,495,833.33	(1,495,833.33)	0.00	0.00
Class A (2002-4)	0.00	1,837,500.00	0.00	1,837,500.00	(1,837,500.00)	0.00	0.00
Class A (2002-5)	0.00	1,012,916.67	0.00	1,012,916.67	(1,012,916.67)	0.00	0.00
Class A (2002-6)	0.00	625,000.00	0.00	625,000.00	(625,000.00)	0.00	0.00
Class A (2003-1)	0.00	1,191,666.67	0.00	1,191,666.67	(1,191,666.67)	0.00	0.00
Class A (2003-2)	0.00	1,700,000.00	0.00	1,700,000.00	(1,700,000.00)	0.00	0.00
Class A (2003-3)	0.00	1,431.119.79	0.00	1,431,119.79	(1,431,119.79)	0.00	0.00

Total Class A	0.00	14,810,703.13	0.00	14,810,703.13	(14,810,703.13)	0.00	0.00

Class B (2002-1)	0.00	352,083.33	0.00	352,083.33	(352,083.33)	0.00	0.00
Class B (2002-2)	0.00	378,125.00	0.00	378,125.00	(378,125.00)	0.00	0.00
Class B (2002-3)	0.00	695,833.33	0.00	695,833.33	(695,833.33)	0.00	0.00
Class B (2003-1)	0.00	280,000.00	0.00	280,000.00	(280,000.00)	0.00	0.00

Total Class B	0.00	1,706,041.67	0.00	1,706,041.67	(1,706,041.67)	0.00	0.00

Class C (2002-1)	0.00	472,916.67	0.00	472,916.67	(472,916.67)	0.00	0.00
Class C (2002-2)	0.00	431,250.00	0.00	431,250.00	(431,250.00)	0.00	0.00
Class C (2002-3)	0.00	548,333.33	0.00	548,333.33	(548,333.33)	0.00	0.00
Class C (2003-1)	0.00	756,666.67	0.00	756,666.67	(756,666.67)	0.00	0.00

Total Class C	0.00	2,209,166.67	0.00	2,209,166.67	(2,209,166.67)	0.00	0.00

Total	0.00	18,725,911.46	0.00	18,725,911.46	(18,725,911.46)	0.00	0.00

4. ONEseries Principal Funding Account Subaccounts

Tranche	Beginning Principal Funding Subaccount Balance	Targeted deposit to the Principal Funding Subaccount with respect to the current period	Previous shortfalls of targeted deposits to the Principal Funding Subaccount	Actual deposits to the Principal Funding Subaccount	Amount withdrawn from the Principal Funding Subaccount for payment to Noteholders	Other Withdrawals	Ending Principal Funding Subaccount Balance

Class A (2002-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A (2002-2)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A (2002-3)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A (2002-4)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A (2002-5)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A (2002-6)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A (2003-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A (2003-2)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A (2003-3)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total Class A	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Class B (2002-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class B (2002-2)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class B (2002-3)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A (2003-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total Class B	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Class C (2002-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C (2002-2)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C (2002-3)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C (2003-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total Class C	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00

5. ONEseries Class C Reserve Subaccounts

Tranche	Beginning Class C Reserve Subaccount Balance	Class C Reserve Subaccount earnings for the current period	Targeted deposit to the Class C Reserve Subaccount	Actual deposit to the Class C Reserve Subaccount, including Excess Amounts	Amount withdrawn in respect of payment of interest or principal to Noteholders	Withdrawal of Excess Amounts pursuant to subsection 3.25(c) of the Indenture Supplement	Ending Class C Reserve Subaccount Balance

Class C (2002-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C (2002-2)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C (2002-3)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C (2003-1)	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Total	0.00	0.00	0.00	0.00	0.00	0.00	0.00

6. Class A Required Subordinated Amount of Class B and Class C Notes and Class A Usage of Class B and Class C Required Subordinated Amounts

Tranche	Required Subordinated Amount of Class B Notes as of the close of business on the related Note Transfer Date	Required Subordinated Amount of Class C Notes as of the close of business on the related Note Transfer Date	Class A Usage of Class B Required Subordinated Amount for the current period	Class A Usage of Class C Required Subordinated Amount for the current period	Cumulative Class A Usage of Class B Required Subordinated Amount	Cumulative Class A Usage of Class C Required Subordinated Amount

Class A (2002-1)	84,795,300.00	84,795,300.00	0.00	0.00	0.00	0.00
Class A (2002-2)	105,994,125.00	105,994,125.00	0.00	0.00	0.00	0.00
Class A (2002-3)	42,397,650.00	42,397,650.00	0.00	0.00	0.00	0.00
Class A (2002-4)	63,596,475.00	63,596,475.00	0.00	0.00	0.00	0.00
Class A (2002-5)	72,076,005.00	72,076,005.00	0.00	0.00	0.00	0.00
Class A (2002-6)	42,397,650.00	42,397,650.00	0.00	0.00	0.00	0.00
Class A (2003-1)	84,795,300.00	84,795,300.00	0.00	0.00	0.00	0.00
Class A (2003-2)	127,192,950.00	127,192,950.00	0.00	0.00	0.00	0.00
Class A (2003-3)	105,994,125.00	105,994,125.00	0.00	0.00	0.00	0.00

Total	729,239,580.00	729,239,580.00	0.00	0.00	0.00	0.00

7. Class B Required Subordinated Amount of Class C Notes and Class B Usage of Class C Required Subordinated Amounts

Tranche	Required Subordinated Amount of Class C Notes as of the close of business on the related Note Transfer Date	Class B Usage of Class C Required Subordinated Amount for the current period	Cumulative Class B Usage of Class C Required Subordinated Amount

Class B (2002-1)	156,733,007.01	0.00	0.00
Class B (2002-2)	172,406,307.71	0.00	0.00
Class B (2002-3)	313,466,014.01	0.00	0.00
Class B (2003-1)	125,386,405.60	0.00	0.00

Total	767,991,734.33	0.00	0.00

C. Information regarding the performance of the ONEseries

	April Monthly Period	March Monthly Period	February Monthly Period
Portfolio Yield	10.43%	10.97%	10.40%
Less: Base Rate	3.61%	3.70%	3.90%

Excess Spread	6.82%	7.27%	6.50%

Three Month Average Excess Spread	6.86%

Principal Payment Rate	18.21%

BANK ONE, DELAWARE, National Association as Servicer

By:	/S/ MICHAEL J. GRUBB
Michael J. Grubb First Vice President